UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 Broadway, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XELB	NASDAQ Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on December 10, 2024, the stockholders of the Company entitled to vote at the meeting voted to (i) elect the six individuals named below to serve as directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 2025 and until their successors have been duly elected and qualified, (ii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; (iii) approve, on a non-binding advisory basis, the three year frequency of future advisory votes on the compensation of the Company’s named executive officers; and (iv)  approve to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

1)	The votes cast by the Company’s stockholders with respect to the election of directors were as follows:

Names of Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Robert W. D’Loren	10,162,383	94,160	2,236,782
Mark DiSanto	10,144,392	112,151	2,236,782
James Fielding	10,162,553	93,990	2,236,782
Howard Liebaum	10,144,358	112,185	2,236,782
Deborah Weinswig	10,162,519	94,024	2,236,782
2)	The votes cast by the Company’s stockholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

10,137,051 shares FOR the proposal,	109,373 shares AGAINST the proposal,

10,119 ABSTENTIONS, and	2,236,782 BROKER NON-VOTES
3)

The votes cast by the Company’s stockholders with respect to the approval, on a non-binding advisory vote, of the frequency of the future advisory votes on the compensation of the Company’s named executive officers were as follows:

3,197,338 votes for ONE-YEAR	39,523 votes for TWO-YEARS,	7,019,682 votes for THREE-YEARS,

0 ABSTENTIONS, and	2,236,782 BROKER NON-VOTES
4)

The votes cast by the Company’s stockholders with respect to the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 were as follows:

11,996,871 shares FOR the proposal,	387,895 shares AGAINST the proposal

108,559, ABSTENTIONS	and 0 BROKER NON-VOTES.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC. (Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: December 11, 2024